                                                                   EXHIBIT 10.30


                               MASTER AGREEMENT
                               ----------------

     This Master Agreement ("Agreement") is entered into effective as of February 16, 2000 (the "Effective Date") by and between AvantGo, Inc., a
                        --------------
Delaware corporation with an office at 1700 South Amphett Boulevard, Suite 300, San Mateo, California, 94402 ("AvantGo"), and American Express Travel Related Services Company, Inc., a New York corporation with an office at 3 World Financial Center, New York, NY 10285 ("AMEX").

                                  Background
                                  ----------

AvantGo has developed certain technology and software which enables the delivery and promotion of worldwide web content which is optimized for handheld devices. Furthermore, AvantGo has developed certain technology and software for deploying information to handheld devices in a corporate enterprise environment. AvantGo also provides professional consulting services for developing and customizing content and applications for handheld devices.

AMEX wishes to develop and promote AMEX Content (as defined in "Attachment A") on the Internet and on its internal corporate network. AMEX also wants to use AvantGo's professional consulting services to develop and deploy applications for handheld devices. Further, AMEX wishes to make an equity investment in AvantGo.

                                   Agreement
                                   ---------

1.   Financial Terms. As consideration for the associated rights and
     ---------------
obligations of the Content Agreement (attached hereto as "Attachment A"), the parties agree to the following compensation schedule.

     1.1  AvantGo.com Network Access and Maintenance Fee. AMEX shall pay AvantGo
          ----------------------------------------------
$[******] for AvantGo.com Network Access and Maintenance service more fully described in "Attachment A." Such fee shall be paid by April 15, 2000 and shall cover the first 12 months of such AvantGo.com Network Access and Maintenance services, such period to begin the date on which the AMEX Channel (as defined in " Attachment A") becomes generally commercially available, but in no event later than April 15, 2000.

     1.2  Promotion, Professional Services and Enterprise License Agreement
          ----------------------------------------------------------------
Expenses. During calendar year 2000, AMEX agrees to spend a combined minimum
--------
total of $[******] with AvantGo for (i) Promotions (as defined in the "Promotions" section of "Attachment A"), (ii) professional services, as mutually agreed upon by the parties, rendered by AvantGo on behalf of AMEX and (iii) an Enterprise License Agreement to use the AvantGo Service for corporate use. AMEX will be given a [****]% discount off of the Product Offerings rate sheet attached as "Exhibit B to Attachment A" for Promotions placed with AvantGo. Provided AvantGo is not in material breach of this Agreement, AMEX will pay, upon receipt of an invoice from AvantGo, a minimum of 1/3 of the minimum total agreed expenditives of $[*****]for promotions, professional services and Enterprise License on or before each of the following dates: April 30, 2000, August 31, 2000 and December 29, 2000. All invoices from AvantGo to AMEX shall be accompanied by appropriate supporting documentation. For professional services in excess of $[***] invoiced and provided by AvantGo to AMEX during calender year 2000, AMEX will be given a [***]% discount off of AvantGo's standard rates, such standard rate being $[***] per person per day.

2.   Professional Services. AMEX will purchase professional services from
     ---------------------
AvantGo pursuant to the terms of the Professional Services Agreement ("Attachment B").

3.   Trial Version of the Enterprise License. At no additional cost to AMEX,
     ---------------------------------------
AvantGo will provide AMEX with a trial version of AvantGo Enterprise Server for corporate use during the term of this Agreement, consisting of a 100 seat license for internal use by AMEX employees, only. The terms of the Enterprise License Agreement shall be in accordance with AvantGo's standard Clickwrap License attached hereto as "Attachment C".

4.   Equity Investment. AMEX agrees to make an equity investment in AvantGo of
     -----------------
up to $1.5 million for AvantGo Series D Preferred Shares, subject to completion of (i) AMEX' due diligence to the satisfaction of AMEX and (ii) the execution by the parties of an investment agreement under the terms of the Series D financing, such terms to be satisfactory to AMEX.

5.   Attachments. The attachments referenced above are incorporated herein by
     -----------
reference. References herein to "Agreement" shall include the Agreement and its Attachments, Exhibits and Schedules.

6.   Assignment. All the terms and provisions of this Agreement shall be binding
     ----------
upon and inure to the benefit of the parties to this Agreement and to their respective heirs, successors, assigns and legal representatives. Neither party may assign this Agreement in whole or in part without the other party's prior written consent, such consent to not be unreasonably withheld. However, AMEX may assign this Agreement to its parent, subsidiary or an affiliate without AvantGo's prior written consent.

****** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.   Governing Law. This Agreement shall be governed by and in accordance with
     -------------
the laws of the State of New York, without reference to its conflicts of laws principles. The parties hereby consent to the exclusive jurisdiction of any Federal or State court located within New York County, New York. The parties hereby consent to the personal and exclusive jurisdiction and venue of these courts.

8.   Severability. If any provision of this Agreement is held to be invalid
     ------------
under any applicable statute or rule of law, it shall be, to that extent, deemed omitted, and shall not affect the remaining provisions and portions of this Agreement.

9.   No Waiver. The waiver of any particular breach or default or any delay in
     ---------
exercising any rights shall not constitute a waiver of any subsequent breach or default or effect any other right or remedy. Unless otherwise provided herein, all rights and remedies hereunder are cumulative and are not exclusive of any other rights or remedies provided hereunder or by law.

10.  Notices. All notices required or permitted hereunder shall be given in
     -------
writing addressed to the respective parties as set forth below and shall either be (i) personally delivered, (ii) transmitted by postage prepaid certified mail, return receipt requested, or (iii) transmitted by nationally-recognized private express courier. The effective date of such Notice shall be deemed to be the date upon which any such Notice is personally received by the addressee. Either party may change its address for purposes hereof by written notice to the other in accordance with the terms of this Section:

     If to AMEX:

          American Express Travel Related Services Company, Inc.
          3 World Financial Center
          New York, New York 10285
          Attn: Andrew Mantis
                Vice President

          With a copy to:

          American Express Travel Related Services Company, Inc.
          3 World Financial Center
          New York, New York 10285
          Attn: Frank Caesar
                Group Counsel

     If to AvantGo:

          AvantGo, Inc.
          1700 South Amphlett Boulevard, Suite 300
          San Mateo, California 94402
          Attn: General Counsel

11.  Force Majeure. Neither party will be responsible for any failure or delay
     -------------
in performance of its obligations under this Agreement due to circumstances beyond its reasonable control, including, without limitation, acts of God, war, riot, embargoes, sets of civil or military authorities, fire, floods, accidents, service outages resulting from equipment and/or software failure and/or telecommunications failures, power failures, network failures, failures of third party service providers (including providers of Internet Services and telecommunications). The party affect by any such event shall notify the other party within a maximum period of fifteen (15) days from its occurrence. The performance of this Agreement shall then be suspended for as long as any such event shall prevent the affected party from performing its obligations under this Agreement.

12.  Independent Contractors. Notwithstanding the use of the term "Partner" in
     -----------------------
this Agreement or in marketing materials, the relationship of AvantGo and the AMEX is that of independent contractors, and nothing contained in this Agreement shall be construed to (i) give either party the power to direct or control the day-to-day activities of the other, (ii) constitute the parties as partners, joint venturers, co-owners or otherwise as participant in a joint undertaking, or (iii) give either party the authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate the other party in any manner whatsoever except as expressly stated in this Agreement.

13.  Counterparts. This Agreement may be executed in counterparts, each of which
     ------------
shall be deemed an original and all of which together shall constitute one instrument.

14.  Entire Agreement. This Agreement represents the entire agreement between
     ----------------
the parties, and supersedes all prior agreements and understandings with respect to the matters covered by this Agreement. The parties agree that they have not entered into this Agreement based on any representations other than those contained herein. Notwithstanding the foregoing, it is hereby understood and agreed that the provisions of the Confidentiality Agreement executed by AvantGo and AMEX, dated as of October 13, 1999 shall remain in force except to the extent that the terms and conditions of this Agreement shall impose stricter requirements or standards, in which case the stricter terms and conditions of this Agreement shall control with respect to confidentiality. This Agreement may only be amended by a written agreement signed by both parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by duly authorized officers or representatives as of the date first above written.

American Express Travel Related           AvantGo, Inc.
Services Company Inc.
/s/ Andrew Mantis                         /s/ Richard Owen
------------------------------            --------------------------------------
Signature                                 Signature

Andrew Mantis                             Richard Owen
------------------------------            --------------------------------------
Name (Print or Type)                      Name (Print or Type)

VP                                        CEO
------------------------------            --------------------------------------
Title                                     Title


2/17/00                                   2/16/00
------------------------------            --------------------------------------
Date                                      Date

                                 ATTACHMENT A
                                 ------------

                                AMEX AGREEMENT

     This AMEX Agreement ("Content Agreement") with an effective date of February 16, 2000 ("Effective Date") is entered into between AvantGo, Inc ("AvantGo"), and American Express ("AMEX").

1.   Definitions.
     -----------

"AMEX Channel" means a web page on the AMEX WWW Site that is delivered via the
 ------------
Service to an End User's Handheld Device when the Handheld Device is connected wirelessly, connected through synchronization with such End User's desktop computer or through any other means.

"AMEX Content" means those portions of the trademarks, service marks, other
 ------------
indicia of origin, domain names, URL, copyrighted material and art work owned or licensed by AMEX and any additional information which is developed by or on behalf of AMEX for delivery through the AMEX Channel.

"AMEX WWW Site" means WWW site operated by or on behalf of AMEX or an AMEX
 -------------
affiliate, which may have links to mirror sites, or contain co-branded sites and successor sites to the foregoing.

"AvantGo Style Guide" means the AvantGo guide which specifies guidelines and
 -------------------
procedures for developing WWW content which is optimized for the small graphics display of Handheld Devices, a copy of which is located at
http://corp.avantgo.com/DevCorner/StyleGuide/ and is incorporated herein by
---------------------------------------------
reference.

"AvantGo WWW Site" means the WWW site operated by AvantGo at
 ----------------
http://avantgo.com/channels/ and any successor site thereto.

"AMEX End Users" means any party that uses a Handheld Device to access the
 --------------
AMEX Content.

"Confidential Information" of a party means any information, including
 ------------------------
information about technologies, business strategies, distribution activities, product features, methodologies, demographics, and usage patterns, disclosed by that party to the other party pursuant to this Content Agreement, subject to the exceptions in Section 6.2 below."

"Download AvantGo Icon" means the link on the AMEX WWW Site to the AvantGo WWW
 ---------------------
Site where users of such site may successfully download AvantGo software for use in connection with AvantGo Service.

"End User" means any party that uses a Handheld Device and accesses the Service.
 --------

"Handheld Device" means any device that is able to receive or store information
 ---------------
including, but not limited to, Palm OS devices. Windows CE devices, cell phones, pagers, smartphones and other devices, whether wireless, wireline or requiring cradle synchronization.

"Licensed Materials" means the AvantGo trademarks and Icons (as defined in
 ------------------
Section 2.2(ii) below).

"Promotion" shall have the meaning ascribed to it in Section 3.3 herein.
 ---------

"Service" means the service provided by AvantGo to users of Handheld Devices
 -------
facilitating the delivery of content to users.

"Subscribe to Channel" means a web page on the AMEX WWW Site where users of that
 --------------------
page can subscribe to the Service.

"URL" means Universal Resource Locator.
 ---

"WWW" means the part of the Internet commonly known as the World Wide Web.
 ---

2.   License Grants.
     --------------

     2.1. Content License. Subject to the terms and conditions of this Content
          ---------------
Agreement, AMEX hereby grants AvantGo a nonexclusive, non-transferable, revocable, worldwide license to use, copy (including, without limitation, caching for performance purposes), perform, display and redistribute the AMEX Content solely for purposes of providing the Service and AMEX Content to an unlimited number of End Users. AvantGo may, with prior written consent from AMEX, display the AMEX Channels through the Service under the brand of a third party or co-branded with such third party.

     2.2  Trademark License.
          -----------------

          (i)  By AMEX. Subject to the terms and conditions of this Content
               -------
Agreement, AMEX hereby grants AvantGo a nonexclusive, non-transferable, revocable, worldwide license to use AMEX's trademarks, trade names and logos set forth on Exhibit A (the "AMEX Trademarks") solely in connection with the display
         ---------
of AMEX Channels through the Service and the marketing of the AMEX Content and AMEX Channels. Notwithstanding any other provision of this Content Agreement to the contrary, AvantGo shall not have the right to use AMEX Trademarks or to refer to AMEX directly or indirectly, in connection with any product, promotion or publication without the prior written approval of AMEX. Any prior consent of use or reference may be revoked by AMEX at any time with immediate effect. AvantGo shall comply with any usage guidelines which may be provided to AvantGo by AMEX from time to time. AvantGo shall not challenge AMEX's ownership of AMEX Trademarks or use or adopt any trademarks which might be confusingly similar to such AMEX Trademarks.

          (ii) By AvantGo. Subject to the terms and conditions of this Content
               ----------
Agreement, AvantGo hereby grants to AMEX a nonexclusive, non-transferable, revocable, worldwide license to (i) display the "Download AvantGo" icon on the AMEX WWW Site for the purpose of linking AMEX WWW Site users to that portion of the AvantGo WWW Site where such users may download AvantGo software for use in connection with the Service and (ii) display the "Subscribe to Channel" icon on the AMEX WWW Site to enable End Users to subscribe to the AMEX WWW Site as an AMEX Channel (collectively the "AvantGo Icons"). AMEX shall comply with any
                                -------------
usage guidelines which may be provided to AMEX by AvantGo from time to time, and upon request by AvantGo, shall furnish AvantGo with samples of AMEX's usage of such AvantGo Icons. Notwithstanding any other provision of this Content Agreement to the contrary, AMEX shall not have the right to use AvantGo Icons or to refer to AvantGo directly or indirectly, in connection with any product, promotion or publication without the prior written approval of AvantGo. Any prior consent of use or reference may be revoked by AvantGo at any time with immediate effect. AMEX shall not challenge AvantGo's ownership of such AvantGo Icons or use or adopt any trademarks which might be confusingly similar to such AvantGo Icons.

     2.3  Restrictions. Neither party shall have the right to sublicense any of
          ------------
the rights granted to such party in this Section 2; provided, however, that AMEX End Users shall have the right to copy and use the AMEX Content on such AMEX End User's Handheld Device solely for personal use. AMEX shall not rent, lease, reproduce, modify, translate, or create derivative works of the Licensed Materials. AvantGo reserves all rights in the Licensed Materials which are not expressly granted to AMEX in this Content Agreement.

     2.4. Proprietary Notices. The parties agree they will not remove any
          -------------------
copyright or other proprietary rights notices from the other party's trademarks or the Licensed Materials.

     2.5 AMEX shall be allowed to deliver an unlimited amount of AMEX Content via the AMEX Channel to an unlimited number of users during the period in which AMEX has paid the AvantGo.com Network Access and Maintenance Fee identified in the Agreement.

3    Obligations of AMEX.
     -------------------

     3.1  Contacts. AMEX shall designate one person who shall be the exclusive
          --------
point of contact with AvantGo with respect to all technical issues hereunder ("Technical Contact"), and one person who shall be the exclusive point of
  -----------------
contact with AvantGo with respect to all marketing issues hereunder ("Marketing
                                                                      ---------
Contact"). The Technical Contact and Marketing Contact are set forth on Exhibit
-------                                                                 -------
A. AMEX will have the right to change the Technical Contact or the Marketing
-
Contact upon prior notice to AvantGo.

     3.2  Content Development and Change. AMEX shall use its commercially
          ------------------------------
reasonable efforts to develop and make AMEX Content available to End Users. AMEX will ensure that the URL links developed for the Service to access the AMEX Content are only accessible via the AvantGo browser and by no other third party browser. The procedure for ensuring compliance with this requirement is described in the Style Guide. AMEX shall provide AvantGo with reasonable advance notice of any changes in the AMEX Content. AMEX will be solely responsible for developing and formatting the AMEX Content.

     3.3  Promotions.  AMEX shall promote the AMEX Channel and the Service
          ----------
through various promotional programs and channels as the parties shall mutually agree ("Promotions"). All marketing and other promotional materials (including without limitation, solicitation, fulfillment, customer service and retention materials) developed hereunder in connection with any Promotion shall be referred to as "Promotional Material." In the event of a disagreement, AMEX shall have the final controlling rights on all marketing and promotion of the AMEX Content or AMEX Channels (including but not limited to presentation, copy, format, design, script development (etc.) so long as such marketing and promotion do not violate any contracts, laws or regulations. The timing and scope (i.e. size and frequency) of all Promotions will be mutually approved by both parties, which approval shall not unreasonably be withheld. AMEX may, at its option, promote the AMEX Channel or Service through one or more Programs described in Exhibit B to "Attachment A" herein.

     3.4.    Press Release: AMEX shall issue a press release, mutually agreeable
             -------------
to the parties, within 30 days following the date on which AMEX Channels are generally made available commercially.

     3.5.    AMEX Warranties: AMEX represents and warrants to AvantGo that (i)
             ---------------
the AMEX Content shall not contain libelous, defamatory obscene, pornographic or profane material or any instructions that may cause harm to any individuals;
(ii) the AMEX Content may be reproduced, used, converted into digital or other electronic media, displayed, and distributed as contemplated by this Content Agreement without violating or infringing the rights of any other person or entity, including, without limitation, infringing any copyright, trademark or right of privacy, or any other intellectual or industrial property right, title or interest of any party, and without obligating AMEX to pay any fees to third parties; (iii) it will obtain all rights, permissions and approvals from any third party (including but not limited to electronic reproduction rights necessary for use of the AMEX Content in connection with the AMEX Channel); and
(iv) the AMEX Content provided to AvantGo is accurate to the best of AMEX's knowledge and may be relied upon as such by any third party; and (v) it will pay or cause to be paid royalties, fees or other compensation due to third parties in connection with the exploitation of the AMEX Content in the manner contemplated by this Content Agreement. EXCEPT AS SET FORTH IN THIS CONTENT AGREEMENT, AMEX MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

4.   Obligations of AvantGo.
     ----------------------

     4.1     Joint Marketing. AMEX and AvantGo will use commercially reasonable
             ---------------
efforts to participate in Promotions with respect to the promotion of the AMEX Channel and the Service.

     4.2.    User Reporting. At AMEX's request, at each calendar month-end,
             --------------
AvantGo will provide AMEX with the total number of unique End Users who have subscribed to AMEX Channel, Upon mutual agreement of the parties, AvantGo shall provide AMEX with such other reports and at such times and in such formats as AMEX may reasonably request from time to time.

     4.3     Linking. AvantGo will enable End Users to subscribe to the AMEX
             -------
Channel from the AvantGo WWW Site. AvantGo will have no obligation to list, and will have the right to remove from such list, in AvantGo's sole discretion, AMEX Channels that do not conform to the AvantGo Style Guide; provided, however, that prior to such removal, AvantGo will notify AMEX in writing, and AMEX will have thirty (30) days to conform the AMEX Channel to the AvantGo Style Guide. AvantGo may restrict or prevent access to the AMEX Content, the AMEX WWW Site and/or the AMEX Channel (and, at AvantGo's option, immediately terminate this Content Agreement), if any portion thereof (i) involves the transmission of "junk mail", "spam", "chain letters", or unsolicited mass distribution of email; (ii) distributes or allows access to corporate or Intranet information that is not generally made available for free to users of the WWW, unless access to such information is available to subscribers to or enrollees in a service provided by AMEX; or (iii) is otherwise inappropriate for inclusion in the Service in the reasonable judgement of AvantGo.

     4.4.    Technical Support. AvantGo will provide the following technical
             -----------------
support to AMEX: electronic mail support to the Technical Contact with respect to the development of AMEX Content during normal business hours within twenty-four hours of such request.

     4.5     Audit by AMEX. AMEX shall have the right, during normal business
             -------------
hours and upon reasonable notice to visit AvantGo's premises and operation center for the purpose of evaluating AvantGo's performance of its obligations under this Agreement. Furthermore, AMEX shall have the right to perform data security review of AvantGo's security controls as they relate to the physical security and protection of AMEX Confidential data/system access.

     4.6     Channel Inaccessibility. From the time that AvantGo becomes aware
             -----------------------
that AMEX End Users are not able to access the AMEX Channel, AvantGo will use reasonable efforts to notify AMEX of such condition within 1 hour. Furthermore, to the extent the problem is caused by a failure with the Service, AvantGo will undertake reasonable efforts to promptly restore the Service to full operation.

5    Ownership:
     ----------

     5.1.    By AMEX.
             -------

     5.1.1. AMEX shall have all rights and interest to personally identifiable information provided by AMEX End Users (including without limitation such information of Cardmembers and AMEX customers) during such user's use of or access to the AMEX Content or the AMEX Channel or resulting from such user's use of or access to the AMEX Content or the AMEX Channel ("AMEX User Data"). ("Cardmembers" means a holder of a charge, credit, debit, bank, stored value, procurement travel or smart card issued by AMEX, its affiliates or its licensees). AvantGo (i) shall not solicit AMEX End

Users (including without limitation AMEX customers or Cardmembers) based upon their status as an AMEX End User or otherwise based upon their status as an AMEX customer or Cardmember. Notwithstanding the foregoing, nothing in this Content Agreement shall prevent AvantGo from using any and all data and information provided by users during such user's use of or access to those portions of the Service unrelated to the AMEX Channel or the AMEX Content, and AvantGo may market product and services to its own customers and potential customers provided that (A) in any such marketing, such customer is not identified in any manner as an AMEX Customer or Cardmember and (B) the source of the information used by AvantGo to target such customer or potential customer is not the AMEX User Data. Nothing in this Content Agreement shall grant to any other pay any right, title or interest therein, except the license granted to AvantGo to use, or authorize others to use the AMEX Content in connection with the AMEX Channel, and in accordance with the terms of this Content Agreement.

     5.1.2. AvantGo acknowledges that AMEX shall be the sole and exclusive owner of the AMEX Content and the AMEX WWW Site, including, but not limited to, all associated trademarks and copyrights thereto. Except as expressly provided herein, nothing in this Content Agreement shall confer in AvantGo any right of ownership in, or license to, the AMEX Content or AMEX WWW Site, nor other intellectual property rights pertaining thereto. AvantGo shall not challenge AMEX's ownership of such trademarks or related intellectual property rights. AvantGo shall keep the AMEX Content and the AMEX Trademarks free and clear of all claims, liens and encumbrances.

     5.2.    By AvantGo. AvantGo shall own all right, title and interest in and
             ----------
to the Licensed Materials, and all intellectual property rights pertaining thereto. Except as expressly provided herein, nothing in this Content Agreement shall confer in AMEX any right of ownership in, or license to, the Licensed Materials nor other intellectual property rights pertaining thereto. AMEX shall not challenge AdvantGo's ownership of such Licensed Materials or related intellectual property rights AMEX shall keep the Licensed Materials free and clear of all claims, liens and encumbrances.

     5.3.    Survival. The terms of Section 5 shall survive the termination or
             --------
expiration of this Content Agreement.

6.   Proprietary Rights and Confidential Information.
     -----------------------------------------------

     6.1     Nondisclosure. Each party shall treat as confidential all
             -------------
Confidential Information of the other party, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, each of the parties shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by the other party under this Content Agreement. Each party shall promptly notify the other party of any actual or suspected misuse or unauthorized disclosure of the other party's Confidential Information.

     6.2.    Exceptions. Notwithstanding the above, neither party shall have
             ----------
liability to the other with regard to any Confidential Information of the other which the receiving party can prove: (a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of the receiving party; (b) was known to the receiving party, without restriction, at the time of disclosure; (c) is disclosed with the prior written approval of the disclosing party; (d) was independently developed by the receiving party without any use of the Confidential Information; (e) became known to the receiving party, without restriction, from a source other than the disclosing party, without breach of this Content Agreement by the receiving party and otherwise not in violation of the disclosing party's rights; (f) is disclosed generally to third parties by the disclosing party without restrictions similar to those contained in this Content Agreement; or (g) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the disclosing party to enable the disclosing party to seek a protective order or otherwise prevent or restrict such disclosure.

     6.3.    Return of Confidential Information. Upon expiration or termination
             ----------------------------------
of this Content Agreement, each party shall return all Confidential Information received from the other party within 30 days of receipt of a request requesting the return of such Confidential Information.

     6.4.    Remedies. Any breach of the provisions in this Section 6 is a
             --------
breach of this Content Agreement which may cause irreparable harm to the non-breaching party. Any such breach shall entitle the non-breaching party to injunctive relief in addition to all legal remedies.

     6.5.    Survival. The terms of Section 6 shall survive the termination or
             --------
expiration of this Content Agreement.

7.   Representations and Warranties: The parties represent and warrant that:
     ------------------------------

     7.1 each has the full corporate right, power and authority to enter into this Content Agreement and to perform the acts required of it hereunder;

10.    Term and Termination.
       --------------------

       10.1.   Term. Unless earlier terminated in accordance with the terms
               ----
hereof, the term of this Content Agreement and the licenses granted hereunder shall commence on the Effective Date and shall have an initial term of one year and, thereafter, shall continue for additional successive one (1) year renewal periods unless and until either party provides the other party written notice of its intention to terminate at least thirty (30) days prior to the expiration of initial term or the then-current renewal period.

10.2.  Early Termination.
       -----------------

       10.2.1 Either Party shall have the right to terminate this Content Agreement (i) in the event the other party is in default of one or more material obligations under this Content Agreement and has not cured the default within thirty (30) days of receipt of written notice from the non-breaching party or such longer period as expressly provided herein; or (ii) with immediate effect:
(a) upon the institution by the other party of proceedings to be adjudicated a bankrupt, insolvent or the consent by the other party to institution of bankruptcy or insolvency proceedings against it or the filing by the other party of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Code, or any other applicable Federal or state law, or the consent by the other party to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or similar official of the other party or of any substantial part of its property, or the making by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of an assignment for the benefit of creditors, or the admission in writing by the other party of its inability to pay its debts generally as they become due or the taking of corporate action by the other party in furtherance of any such actions; (b) if, within 60 days after the commencement of an action against the other party seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the other party stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if, within 60 days after the appointment without the consent or acquiescence of the other party of any trustee, receiver or liquidator or similar official of the other party, or of all or any substantial part of the property of the other party, such appointment shall not have been vacated.

       10.2.2 In the event (a) of a sale or distribution of all of substantially all of the assets of AvantGo or a sale or distribution of sufficient stock (other than pursuant to a public offering) of AvantGo to effect a change in control or (b) that AvantGo or its affiliate enters into the business of providing financial services or provides financial product or service substantially similar to any of the AMEX' financial products or services, AMEX may, in its sole discretion, terminate this Content Agreement immediately. In the event that AMEX terminates this Content Agreement pursuant to the preceding sentence of this Section, AvantGo shall reimburse AMEX for reasonable out-of-pocket expenses incurred in transferring the AMEX Channel to another vendor of AMEX or to AMEX itself. With AMEX's approval, which shall not be unreasonably withheld, AvantGo may negotiate transfer expenses on behalf of AMEX with another vendor to ensure the reasonableness of the expenses. With AMEX' approval, AvantGo may provide components of the transfer.

                          EXHIBIT A (to ATTACHMENT A)

1.   AMEX Trademarks.
     ---------------

2.   Technical Contact (please include email, phone, fax and mailing address).
     ------------------------------------------------------------------------

3.   Marketing Contact. (please include email, phone, fax and mailing address).
     -------------------------------------------------------------------------

4.   Description of Channel(s)
     ----------------------

5.   AMEX WWW Site.
     -------------

                         EXHIBIT B (TO ATTACHEMENT A)


                         AvantGo.com Product Offerings
                         -----------------------------

Web Site Products:
-----------------
Featured Placement
Category Featured Placement
Site Sponsorship

On Device Products:
------------------
Device Home Page Sponsorship
AvantGo Central Sponsorship
AvantGo New User Guide Sponsorship

                              Featured Placement
                              ------------------
                                  Description
                                  -----------

Featured placement offers Channel Partners the opportunity to appear in the Featured category page found under the "Featured" link from the http://avantgo.com/channels page for a specified period. The Featured category page is intended as a fast way for users to find many high-quality, high-value channels in one place. The effectiveness of this mechanism is reflected by the fact that the Top 10 list of channels consists primarily of channels that appear in the Featured section.

                                    Caveats
                                    -------

We do not guarantee any particular ordering of channels, number of partners or appearance of the page in the Featured section. We reserve the right to change the appearance of the Featured page at will. Featured channels rotate in order onto the channel page's logo slot at [******] intervals at a minimum. We do not guarantee any particular number of page views.

                                    Pricing
                                    -------
--------------------------------------------------------------------------------
                       1Q00           2Q00           3Q00           4Q00
--------------------------------------------------------------------------------
Per Quarter              $******       $******         $*******       $******
--------------------------------------------------------------------------------


                            [WEB PAGE APPEARS HERE]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          Category Featured Placement
                          ---------------------------
                                  Description
                                  -----------

Channel Feature placement offers Channel Partners an opportunity to appear, with their logo and description, at the top of a channel category page. This will be the only channel that appears with a logo within the category selected. For example, Soap City may feel that they're not receiving adequate attention By purchasing the Category Feature, they could be highlighted at the top of the Entertainment category page.

                                    Caveats
                                    -------

As there is only one slot on each category page, Category Feature placement is limited by availability. In addition, a partner who wishes to purchase a Category Feature for a given category must already exist in that category. For example, an entertainment channel could not appear at the top of the Business page.

                                    Pricing
                                    -------
--------------------------------------------------------------------------------
                           1Q00          2Q00         3Q00          4Q00
--------------------------------------------------------------------------------
Per Quarter                  $******       $******      $*******      $*******
--------------------------------------------------------------------------------

                            [WEB PAGE APPEARS HERE]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             Default Installation
                             --------------------
                                  Description
                                  -----------

Default installation ensures that a partner's channel is automatically installed during a user's sign up process when the user selects a particular category of interest on http://avantgo.com/setup/new_account.html.

For example. CNet may wish to have their channel installed by default on as many users' accounts as possible. We might suggest that they select the "SciTech" category. Users selecting the "SciTech" category, as their interest would receive the CNet channel during their first sync.

                                    Caveats
                                    -------

The default installation is not an exclusive arrangement, i.e. other channels will be installed along with the Channel Partner's channel, and channel installation is not guaranteed when a user signs up from another partner's site.

                                    Pricing
                                    -------
--------------------------------------------------------------------------------
                       1Q00          2Q00          3Q00          4Q00
--------------------------------------------------------------------------------
Per Quarter              $*******      $*******      $*******      $*********
--------------------------------------------------------------------------------

                            [WEB PAGE APPEARS HERE]

-----------------
User selects
interests and
receives default
channels
-----------------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 Custom Setup
                                 ------------
                                  Description
                                  -----------

Many of our channel partners desire a custom install process that extends their branding through the set up procedure. These partners greatly value the ability to have AvantGo.com appear as a feature of their site rather than as a loosely associated partner.

Channel partners can customize the following items in the setup process;

 . Channel partner logo that appears on each page. The AvantGo.com logo will also appear on each page. The partner logo will appear in the upper-left comer of the screen.
 .  The right to veto placement of another default channel which also gets installed as part of the custom setup process, on the basis of competition. . The link users are directed to at the end of the install process. This will allow Channel Partners to give users a way to end up back on a page on their site. At the end of the install process, there will also be an option for users to go on to AvantGo.com to get more channels.

Once the custom setup pages are created on AvantGo.com, the Channel Partner can create a link from a page on their site to AvantGo's site for their users to initiate the installation and sign up process.

                                   Caveats
                                   -------
The above are the only items Channel Partners may customize.

                                    Pricing
                                    -------
$*** per quarter.

                            [WEB PAGE APPEARS HERE]


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           AvantGo Site Sponsorship
                           ------------------------

                                  Description
                                  -----------
Opportunities are available to place a branded sponsorship pixels on various areas of the sire, including the registration process and channels page (70 X 65 pixels).

                                                                     Pricing
-------------------------------------------------------------------------------
                    1Q00           2Q00           3Q00           4Q00
-------------------------------------------------------------------------------
Per Quarter            $******        $*******       $*******       $*******
-------------------------------------------------------------------------------

                              ------------------
                                 Channels Page
                              ------------------


                            [WEB PAGE APPEARS HERE]



[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     AvantGo Device Home Page Sponsorship
                     ------------------------------------
                                  Description
                                  -----------

Sponsorship offers Channel Partners or Third Parties the best opportunity to interact on a regular basis with the entire AvantGo palm-sized computing user base. Sponsorship offers a unique opportunity to place a brand in front of an extremely valuable audience as well as to engage them in an interactive experience, which could include surveys, collecting valuable information such as an email address or mailing address, playing a game, taking a quiz or placing an order. The promotion will consist of a text and/or logo link (12 X 160 pixels) from the Device Home Page/Channel Listing to additional promotional content. This sponsorship will be viewed each time the user goes to their Channels Listing Home Page. Palm-device owners tend to have a close and passionate relationship with their handheld computers. Sponsorship provides a rare and invaluable opportunity to place a targeted message right in the palm of their highly qualified hands. Advertisers will have sole sponsorship during the course of their run.

                                    Caveats
                                    -------
We do not guarantee any specific number of page views. Rates are based on a minimum of ******* synced users and ******* syncs a day (********* per month).

                                    Pricing
                                    -------
--------------------------------------------------------------------------------
                         1Q00           2Q00           3Q00           4Q00
--------------------------------------------------------------------------------
Per week                    $******       $*******       $*******       $*******
--------------------------------------------------------------------------------
Per Month                  $*******       $*******     $*********     $*********
--------------------------------------------------------------------------------
Per Quarter              $*********     $*********     $*********     $*********
--------------------------------------------------------------------------------

                            [WEB PAGE APPEARS HERE]


[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                          AvantGo Central Sponsorship
                          ---------------------------
                                  Description
                                  -----------
Sponsorship offers Channel Partners or Third Parties an opportunity to interact on a regular basis with the entire AvantGo palm-sized computing user base. Sponsorship offers a unique opportunity to place a brand in front of an extremely valuable audience as well as to engage them in an interactive experience, which could include surveys, collecting valuable information such as an email address or mailing address, playing a game, taking a quiz or placing an order. The promotion will consist of a text and/or logo link (12 X 160 pixels) from AvantGo Central to additional promotional content. Palm-device owners tend to have a close and passionate relationship with their handheld computers. Sponsorship provides a rare and invaluable opportunity to place a targeted message right in the palm of their highly qualified hands. Advertisers will have sole sponsorship during the course of their run.

                                   Caveats
                                   -------
We do not guarantee any specific number of page views. Rates are based on a minimum of ******* total synced users and ****** syncs a day (********* syncs a month).

--------------------------------------------------------------------------------
                         1Q00           2Q00           3Q00           4Q00
--------------------------------------------------------------------------------
Per week                    $******        $******        $******        $******
--------------------------------------------------------------------------------
Per Month                   $******       $*******       $********      $*******
--------------------------------------------------------------------------------

                            [WEB PAGE APPEARS HERE]

Per Quarter                $*******       $*******       $*******       $*******
--------------------------------------------------------------------------------

                            [WEB PAGE APPEARS HERE]

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                      AvantGo New User Guide Sponsorship
                      ----------------------------------
                                  Description
                                  -----------
Sponsorship offers Channel Partners or Third Parties the only opportunity to interact on a regular basis with new AvantGo users while they are in the exploratory phase. The New User Guide will contain general information about the AvantGo service, user tips, help section, etc. Sponsorship offers a unique opportunity to place a brand in front of an extremely valuable audience as well as to engage them in an interactive experience, which could include surveying, collecting valuable information such as an email address or mailing address, playing a branded game, taking a quiz or placing an order. The promotion will consist of a text and/or logo link (12 X 160 pixels) from the New User Guide to additional promotional content. Palm-device owners tend to have a close and passionate relationship with their handheld computers. Sponsorship provides a rare and invaluable opportunity to place a targeted message right in the palm of their highly qualified hands. Advertisers are guaranteed sole sponsorship during the course of their run.

                                    Caveats
                                    -------
We do not guarantee any specific number of page views. Rates are based on an average minimum of 10,000 new users per week. However, it is expected that new users will interact with the New User Guide frequently during the early stages of their membership.

                                    Pricing
                                    -------
------------------------------------------------------------------------------
                       1Q00           2Q00           3Q00             4Q00
------------------------------------------------------------------------------
Per Week             $ ******       $ ******       $*******         $*******
------------------------------------------------------------------------------
Per Month            $ ******       $ ******       $*******         $*******
------------------------------------------------------------------------------
Per Quarter          $*******       $*******       $*******         $*******
------------------------------------------------------------------------------


                            [WEBPAGE APPEARS HERE]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                 ATTACHMENT B
                                 ------------

                        PROFESSIONAL SERVICES AGREEMENT

     THIS PROFESSIONAL SERVICES AGREEMENT ("PSA") with an effective date of February 16, 2000 ("Effective Date"), is entered into between AvantGo, Inc ("AvantGo"), and American Express ("Client").

1.   PROJECTS; STATEMENTS OF WORK

     a. Services will be provided to Client upon written request by Client for such services, as the parties may agree upon from time to time in a Statement of Work (as defined below) (the "Services") in accordance with Schedule A hereto.

     b. Each project to be performed by AvantGo will be described in a statement of work ("Statement of Work") that must be signed by both parties to be effective. Each Statement of Work will be subject to the terms of this PSA. In the event of any conflict or inconsistency between the terms of this PSA and any Statement of Work, the terms of the Statement of Work will prevail.

     c. Each Statement of Work will include: (i) the start date and estimated duration of the project; (ii) a description of the project and the Services to be performed by AvantGo; (iii) the daily rates or project rate for the project; and (iv) such other information as may be agreed to by the parties as well as those items identified in Schedule B hereto.

     d. Client may, at any time, by written notice to AvantGo, request changes to a Statement of Work. AvantGo will provide Client with an estimate of the impact, if any, of such requested change on the payment terms, completion schedule and any other applicable provision of the Statement of Work. If the parties mutually agree to such changes, upon the request of Client, a written description of the agreed change (a "Change Authorization") will be prepared which both parties must sign. In the event of any conflicts or inconsistency, the terms of a Change Authorization prevail over those of the Statement of Work.

2.   PAYMENT FOR SERVICES AND REIMBURSABLE EXPENSES

     Client shall pay AvantGo as specified in the applicable Statement of Work. In addition to the rates described in the applicable Statement of Work, Client shall reimburse AvantGo for:

     a. In the event that any travel is required in connection with any Services, Client agrees to pay all costs reasonably incurred by AvantGo's personnel in connection with such Services (including, but not limited to, costs of travel, ground transportation, lodging, and meals) associated with such training or consulting. AvantGo shall maintain records of its expenses and reimbursable items pertaining to Services on a generally recognized accounting basis; these records shall be made available to Client upon request.

     b. Charges for all long distance telephone calls incurred in providing Services hereunder while travelling in connection with this PSA.

     c.   The actual cost of all written document reproduction.

     d. Subject to the prior written approval of Client, purchase costs or license fees for any third party software tools required to provide Services hereunder. Such purchases and licenses shall become the property of Client upon completion of Services rendered pursuant to the applicable Statement of Work. For each Statement of Work, and as such expenses are identified, AvantGo shall submit to Client an estimate of all expected third party costs.

     Unless otherwise provided in the Master Agreement between the parties, all fees and reimbursable expenses shall be invoiced by AvantGo to Client on a monthly basis and Client will pay such invoices within thirty (30) days after date of invoice.

3.   TERM

     The initial term of this PSA shall be for the balance of the calendar year in which it was executed, and shall thereafter be automatically renewed for successive terms of one calendar year each unless earlier terminated as hereinafter provided or unless either party gives the other written notice of non-renewal at least 30 days prior to the end of the initial term or any renewal term.

4.   CONFIDENTIALITY; OWNERSHIP OF DEVELOPMENTS

     a. AvantGo will treat the terms of this PSA as Confidential Information, as further described in Exhibit B hereto.

     b. AvantGo (i) shall use Confidential Information only in connection with AvantGo's performance of its obligations under a Statement of Work, and (ii) will not disclose Confidential Information except to AvantGo's employees, agents, and contractors who have first agreed to be bound by the terms and conditions of this Section and who have a need to know such Confidential Information in connection with the performance of AvantGo's obligations under this PSA or any Statement of Work and then only to the extent they need to know AvantGo shall be responsible and liable for any unauthorized disclosure, publication or dissemination by any of AvantGo's employees, agents or contractors of any Confidential Information. This Section does not apply to any information that (a) AvantGo can demonstrate that it possessed prior to the date of this PSA without obligation of confidentiality, (b) AvantGo develops independently without use of any confidential information, (c) AvantGo rightfully receives from a third party without any obligation of confidentiality to such third party, (d) is or becomes publicly available without breach of this PSA, or (e) must be disclosed as required under applicable law or regulation; provided however, that AvantGo must give Client reasonably notice prior to such disclosure and shall reasonably cooperate, at Client's expense, with any efforts requested by Client to limit the nature or scope of the disclosure.

     C. AvantGo shall not remove from Client's premises the original or any reproduction of any notes, memoranda, files, records, writings or other documents, whether on tangible or electronic media, containing any Confidential Information or any document prepared by or on behalf of AvantGo which contains or is based on any Confidential Information ("Documents"), without the prior written consent of an authorized representative of Client, and any such Documents in AvantGo's possession or under its custody or control shall be immediately turned over to Client or certify as having been destroyed upon the request of Client or the termination of this PSA.

     d. As used herein "Developed Materials" shall mean, hereunder, all inventions, methods, techniques, works of authorship, computer software, computer upgrades, computer programs, service providers, vendors information, training materials, telemarketing scripts, computer screens reports, data, any proprietary or confidential information made, created, developed or written in accordance with the activities contemplated hereunder. In the event any Developed Material (i) is fully paid for, or created by Client, or on behalf of Client, and AvantGo has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of Client and any use thereof by AvantGo shall required consent thereto by Client;
(ii) is substantially paid by, or substantially created by or on behalf of Client and AvantGo has had a material creative or developmental input therein (including without limitation provisions of proprietary or confidential information), then such Developed Material shall be deemed the property of Client with AvantGo having an non-exclusive, nontransferable and royalty-free right of use thereof; (iii) is substantially paid by, or substantially created by or on behalf of AvantGo and Client has had material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the property of AvantGo with Client having a non-exclusive, nontransferable and royalty-free right of use thereof; and (iv) is fully paid for, or created by AvantGo, or on behalf of AvantGo, and Client has not provided material creative or developmental input therein (including without limitation provision of proprietary or confidential information), then such Developed Material shall be deemed the sole property of AvantGo and any use thereof by Client shall require consent thereto by AvantGo.

     e. Notwithstanding anything to the contrary in this PSA, Client shall own the specifications and all interface modules created by Client or any of its third party contractors.

     f. All Developed Material shall be deemed Confidential Information as defined in this PSA.

     g. Nothing herein shall be construed to restrict, impair or deprive AvantGo or Client of any of their respective rights or proprietary interests in technology, software, or products that existed prior to and independent of the performance of their respective obligations hereunder.

6. INSURANCE AvantGo shall, at its own expense, obtain and maintain the following insurance:

     a. Commercial General Liability, with coverage including but not limited to, premises/operations, contractual, personal and advertising injury, and products/completed operations liabilities, with limits of not less than

$1,000,000 per occurrence for bodily injury and property damage combined. Limits of liability requirements may be satisfied by a combination of Commercial General Liability and Umbrella Excess Liability policies.

     b.   Workers' Compensation insurance for statutory limits.

     c. AMEX will be named as an additional insured for the coverage components identified in this Section 6.

7.   TERMINATION

     a. Either party may terminate Services under any Statement of Work, but only for the causes and in the manner set forth therein and, in the case of termination by Client, upon payment of the amount set forth in the Statement of Work for work completed.

     b. Either party may terminate this entire PSA prior to its expiration date, without cause, without penalty and without liability for damages as a result of such termination by giving the other party at least thirty (30) days prior written notice of termination; provided, that this PSA shall continue in force as to any outstanding Statements of Work unless and until the Services contemplated by the same are completed or the same are terminated in accordance with their terms.

     C. Upon termination of a Statement of Work then in process, Client shall only be liable for payment of fees earned as a result of Services actually performed under such Statement of Work prior to the date of termination.

8.   WARRANTIES

     8.1. AvantGo warrants that all Services shall be performed in a workmanlike manner and according to the applicable description and requirements for such Services as set forth in the applicable Statement of Work, and without infringing any law, rule, regulation, United States or foreign copyright, patent, trade secret or other proprietary rights of any third party.

     8.2. THE ABOVE WARRANTY IS IN LIEU OF ALL OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING THE WARRANTIES OF, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING OUT OF COURSE OF PERFORMANCE, DEALING, USAGE OR TRADE, RELATED TO THIS PSA, THE TRANSACTIONS CONTEMPLATED HEREBY, THE SERVICES AND THE DEVELOPMENTS.

     8.3. Survival. The terms of this Section 8 shall survive the termination
          --------
or expiration of this PSA

9.   LIMITATION OF LIABILITY

     9.1. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF BUSINESS, INTERRUPTION OF BUSINESS, LOSS OF USE, OR LOSS OF DATA, OR FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY. WHETHER CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, UNDER OR ARISING OUT OF THIS PSA, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     9.2. NEITHER PARTY HERETO (THE "LIABLE PARTY") SHALL HAVE AN AGGREGATE LIABILITY TO THE OTHER PARTY FOR DIRECT DAMAGES ARISING IN CONNECTION WITH THIS PSA, REGARDLESS OF THE FORM OF ACTION GIVING RISE TO SUCH LIABILITY (WHETHER IN CONTRACT, TORT OR OTHERWISE), THAT SHALL EXCEED THE AMOUNT PAID BY CLIENT UNDER THE SCOPE OF WORK WHICH IS THE SUBJECT OF THE DISPUTE.

     9.3. THE LIMITATION SET FORTH IN SECTION 9.2. ABOVE SHALL NOT APPLY TO DAMAGES ARISING DIRECTLY FROM (i) A NON-AFFILIATED THIRD PARTY CLAIM OR (ii) THE INTENTIONAL MISCONDUCT OR GROSSLY NEGLIGENT ACT OR OMISSION OF THE LIABLE PARTY IN THE COURSE OF THE PERFORMANCE OF ITS DUTIES OR OBLIGATIONS UNDER THIS PSA.

     9.4. Survival: The terms of this Section 9 shall survive termination or
          --------
expiration of this PSA

                         Schedule A (to Attachment B)
                         ----------------------------

                               Statement of Work
                               -----------------

AvantGo Professional Services Agreement dated _________, by and between AvantGo, Inc. ("AvantGo") and AMEX ("Client").

     The following activities are currently expected for the integration and delivery of the Client's mobile/handheld solution. The time estimates for each activity are simply estimates. In the end, the time for a particular activity may be more or less than the original estimate as the project progresses. Also, as the project moves towards completion, new activities might be incorporated into the work plan and some activities might be removed. AvantGo will keep Client informed on any substantial proposed changes and only proceed with such changes upon Client approval. For each activity, the estimate includes time for design, development and testing of each piece or functionality. The estimate also includes time allotments for requirements gathering, technology discovery, and any foreseeable integration efforts.

The Client's fees for a day of AvantGo Consulting Services are $******* per day plus any additional travel related expenses.

High Level Work Plan and Estimates:
-----------------------------------



Project Assumptions and Exclusions
----------------------------------

 . Client will supply AvantGo all necessary products, tools, documentation, and technical support necessary to complete the project.

 . AvantGo professional services engagements often include "project checkpoints". AvantGo project checkpoints include re-evaluation of project goals, estimates, and timelines based on new design detail and project knowledge. Any project changes, adjustments or new estimates will be reviewed and approved by both AvantGo and Client before commencing this part of the project. Project checkpoints are an important tool/activity for any AvantGo project and play a key role in the success of a project.

 . The project will be based and engineered in conjunction with the current AvantGo software release (AvantGo 3.1). Licensing of any AvantGo products is beyond the scope of this document. Development of complementary features under this consulting engagement does not constitute a license to any AvantGo products.

 . AvantGo will not be responsible for creation of any Client graphics on the handheld device.

 . AvantGo will plan time before the end of the project, to transfer Project Knowledge from the AvantGo Consulting Engineer responsible for the prototype to a Client representative. This time will be charged at the contract rate.

 . Any project issues or integration barriers between AvantGo and Client technologies will be relayed to Client immediately upon discovery and addressed appropriately. Integration incompatibilities will not exclude Client from contractual responsibilities for services rendered to that point.

 . AvantGo will commence work on the project upon acceptance of a purchase order and this executed agreement. Further functional specifications and project definition may be needed upon project start.

 . Ongoing support, additional development, and enhancements to the work product created under this agreement will need to be negotiated outside of this agreement.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         Schedule B (to Attachment B)
                         ----------------------------

Each S.O.W. should contain all the following applicable information:

1.   AvantGo legal name.
2.   AvantGo address.
3.   AvantGo point of contact with phone number.
4.   AMEX Project Manager's name, phone number and E-mail Address.
5.   AvantGo Project Manager's Name and Phone Number.
6.   Type & frequency of performance status or other deliverable reports (if any).
7.   All other deliverables and acceptance criteria for deliverables, if applicable.
8    a. Include both AvantGo and AMEX deliverables if required.
9.   Total dollar amount if fixed price.
10. If time and materials, hourly rate for regular and overtime hours. Employee's name if applicable. Also, total not-to-exceed dollar amount, if applicable.
11. A detailed description of each task to be accomplished with a schedule (Start & Stop) for completion for each. Include interdependent actions if applicable such as information required to be provided from one party to the other in order to proceed.
12. Roles and responsibilities of each party. Include interfaces needed, methods of project management, tools/software to be used (Method 1, M/S Projects or PMW Workbench), etc.
13.  The period of performance for the entire contract.
14. Method and frequency of payment. Identify progress, milestone or other means of billing authorized. Identify if payment via Corporate Procurement Card (CPC) or invoice. If invoice, to whom in AMEX, invoice should be sent for approval with name, address and phone number.
15. A Consultant Fee Expenditure Request (CFER) or Purchase Requisition (PR) must accompany the S.O.W. and the dollar amounts on the CFER or PR must equal the dollar value on the S.O.W.
16.  More specific warranty, acceptance or other clauses, if required.
17.  Any contractual options which must be included.

                                 ATTACHMENT C
                                 ------------

                               LICENSE AGREEMENT

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS THE COMPLETE TERMS AND CONDITIONS THAT APPLY TO YOUR USE OF THE AVANTGO SOFTWARE (DEFINED BELOW). IN THIS AGREEMENT, "AVANTGO" MEANS AVANTGO, INC., AND "LICENSEE" MEANS YOU. YOUR USE OF THE AVANTGO SOFTWARE CONSTITUTES YOUR ACCEPTANCE OF ALL TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. AS USED IN THIS AGREEMENT, "AVANTGO SITE" REFERS TO THE WORLD WIDE WEB SITE LOCATED AT WWW.AVANTGO.COM.

1.    Definitions.
      -----------

"Confidential Information" of AvantGo shall mean any information disclosed by
 ------------------------
AvantGo to Licensee pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential information may also include oral information disclosed by AvantGo to Licensee pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure. Notwithstanding any failure to so identify it, the Software shall be deemed to constitute AvantGo's Confidential Information.

"Designated Site" shall mean the address location specified in Licensee's
 ---------------
Purchase Order (defined below) where Licensee is permitted to install and operate the Software in accordance with this Agreement.

"Identified Configuration" shall mean the combination of servers, handheld
 ------------------------
devices, and desktop computers specified in Licensee's Purchase Order with which Licensee is authorized to use the Software.

"Purchase Order" shall mean the purchase order submitted by Licensee to AvantGo
 --------------
and accepted by AvantGo for Licensee's use of the Software. The Purchase Order shall set forth certain information, including but not limited to, Licensee's name, authorized contact name, address, the Designated Site, Identified Configuration, Software Description, Number of Permitted User Handheld Devices, License Fee, Maintenance and Support Fees, and the Term of Maintenance and Support.

"Software" shall include the current version of the licensed AvantGo software
 --------
and related documentation, if any, AvantGo makes available to Licensee under this Agreement. Software shall include all Updates, Upgrades, and other modifications to the Software AvantGo makes available to Licensee during the term of this Agreement.

"Specifications" shall mean AvantGo's published specifications for the Software.
 --------------

"Update" means additional or replacement code for the Software that is provided
 ------
by AvantGo to remedy an error or minor bug.

"Upgrade" means any additional or replacement code for the Software provided by
 -------
AvantGo that is designated by AvantGo, in its sole discretion, as a new version of the Software and is generally commercially available.

2.    Delivery and Acceptance. The Software is being delivered through
      -----------------------
electronic means as of the date on which Licensee downloads and installs the Software from the AvantGo Site or as otherwise electronically distributed by AvantGo (the "Delivery Date"). The Software will be deemed accepted on the Delivery Date. If Licensee does not accept these terms and conditions, or Licensee is not satisfied with the Software for any reason, Licensee may return the Software to AvantGo within ten (10) calendar days of the Delivery Date. Licensee shall "return" the Software to AvantGo by destroying all copies of the Software (including any archival copies) and providing written certification of the same within five (5) calendar days of such destruction.

3.    License Grant.
      -------------

3.1   Grant. AvantGo hereby grants to Licensee a nonexclusive, nontransferable
      -----
license, without rights to sublicense, to (a) install the server components of the Software ("AvantGo Server") solely on computers owned or controlled by Licensee and located at the Designated Site, (b) install the client components of the Software ("AvantGo Client") on the number of handheld devices specified in the Purchase Order to be used by employees and contractors of Licensee, and
(c) to allow the number of employees and/or contractors of Licensee set forth in the Purchase Order to use the Software solely with the Identified Configuration and solely for internal business purposes. Avantgo Enterprise Publisher Licensees are restricted to read-only capabilities (no license for "forms" use) and may not use the Software with SSL, PODS, JavaScript, AvantGo's Conduit API or AvantGo's Provider API. AvantGo reserves all rights in the Software which are not expressly granted in this Agreement.

3.2   Additional Licensee. Licensee may order licenses for additional AvantGo
      -------------------
Server software or AvantGo Client user seats by completing and submitting to AvantGo an Order Form. When submitted by Licensee and accepted by AvantGo, such Order Form shall become a part of this Agreement. Licensee acknowledges and agrees that all such additional licenses shall be governed by the terms of this Agreement, without regard to the terms set forth on any Purchase Order (except those terms specifically set forth in the definition of Purchase Order above) pertaining to such order.

3.3   Restrictions. Licensee agrees that Licensee and its employees and
      ------------
contractors shall not, directly or indirectly, (a) sell, lease, assign, sublicense or otherwise transfer, (b) disclose, divulge or otherwise make available to any third party, (c) use except as authorized by this Agreement,
(d) decompile, disassemble or otherwise analyze for reverse engineering purposes, (e) modify or change the Software in any manner, or (f) export the Software. Licensee shall not sublicense, rent or time-share the Software. Licensee will have the right to make one (1) backup copy of the Software solely for archival purposes.

3.4    Maintenance. AvantGo will provide reasonable customer support to Licensee
       -----------
for Software licensed directly from AvantGo as set forth in AvantGo's Standard Support and Maintenance policy. If Licensee licenses the Software from any third party, Licensee will receive customer support, if any, from such third party in accordance with such party's applicable support and maintenance terms.

4.    Ownership Rights. Except as expressly set forth herein, AvantGo or its
      ----------------
licensors shall own all right, title and interest in and to the Software. Licensee will not remove any notices from the Software as delivered to Licensee, and will include such notices in all copies of the Software made under this Agreement.

5.    Payments.
      --------

5.1   License Fees. Licensee will pay AvantGo the per-user license fees in
      ------------
accordance with the Purchase Order. The per-user license fees may be changed from time to time upon notice by AvantGo to Licensee. Such license fees shall be due and payable within thirty (30) days after the date of AvantGo's invoice to the Licensee.

5.2   Support and Consulting Fees. In addition, if Licensee acquired the
      ---------------------------
Software directly from AvantGo, Licensee will pay AvantGo ******* percent (**%) of AvantGo's then current list license fee per year for each copy of the Software for which Licensee desires to receive support and/or consulting as identified in the applicable Purchase Order. Such support fees shall be due and payable within thirty (30) days prior to the commencement of the annual support term. Any fees for consulting services AvantGo provides to Licensee will be due and payable within thirty (30) days after the date of AvantGo's invoice for such consulting fees.

jurisdiction, from the remainder of this Agreement, which shall remain in full force and effect.

15.3  Relationship of the Parties.  AvantGo and Licensee are independent
      ---------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is it to be construed so as to constitute AvantGo and Licensee as partners or joint venturers with respect to this Agreement. Employees of any party remain employees of said party and shall at no time be considered agents of or to be obligated to render a fiduciary duty to the other party.

15.4  Waiver.  The failure of any party to enforce at any time any of the
      ------
provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of any party to enforce each and every such provision thereafter. The express waiver by any party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

15.5  Assignment.  Licensee may not assign or otherwise transfer in any way any
      ----------
of Licensee's rights and/or obligations under or arising out of this Agreement without the prior written consent of AvantGo. AvantGo may assign its rights, privileges, and obligations, in whole or in part, under this Agreement without the consent of Licensee.

15.6  Entire Agreement.  The terms and conditions contained in this Agreement,
      ----------------
including any hypertext links, Purchase Orders and applicable policies on the AvantGo Site, constitute the entire agreement between the parties and supersede any contradictory terms of any previous or subsequent Purchase Order submitted by Licensee and accepted by AvantGo, all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and thereof.

15.7 The Standard Support and Maintenance Plan below is incorporated herein by reference.

                     STANDARD SUPPORT AND MAINTENANCE PLAN
                     -------------------------------------
Definitions:
------------

"Error" shall mean any verifiable and reproducible failure of the Software to
 -----
substantially conform to the Specifications for such Software. Notwithstanding the foregoing, "Error" shall not include any such failure that is caused by: (i) the use or operation of the Software with an application or in an environment other than that intended or recommended by AvantGo or (ii) modifications to the Software not made by AvantGo.

"Error Correction(s)" shall mean either a modification or addition to or
 -------------------
deletion from the Software that substantially conforms such Software to the then-current Specifications or a procedure or routine that, when observed in the regular operation of the Software eliminates any material adverse effect on Licensee of such Error.

1.    Service Responsibilities of AvantGo.  In consideration of the maintenance
-----------------------------------------
and support fees in Section 6 below which are paid to AvantGo by the Licensee, AvantGo shall use commercially reasonable efforts to provide the following support services in accordance with the provisions of this Agreement:

 .     Provide Licensee technical support and information for AvantGo Software as related to Software use, configuration, maintenance, and troubleshooting. AvantGo is not responsible for technical support of or assistance with Licensee's custom developed content or software used in conjunction with AvantGo Software.

 .     Provide access to technical support via telephone, electronic mail, online form submission, and facsimile. Licensee will designate two (2) Licensee support contacts to AvantGo. All Licensee technical support requests must originate from a Licensee designated support representative and must include a description of the problem, any pertinent log information, any error messages, AvantGo Software Version, server operating system version, make and model of handheld PC with operating system version and any other information as described in "Licensee Responsibilities" below. AvantGo Technical Support responses will be directed to the Licensee designated support representative.

 .     Confirm and provide initial response to support requests within one business day from time of submission.

 .   Actively manage problem prioritization and incident resolution. All open
   (unresolved) support requests (incidents) will be prioritized by the Licensee's designated support representative as either High Priority (AvantGo Software is not functioning at all and no work around is available), Medium Priority (AvantGo Software is functioning, however, the server operation is impaired, degraded, or not fully functional) or Low Priority (AvantGo Software is fully functioning but additional information or assistance is requested). AvantGo Technical Support will address all incidents in order of Priority with High priority incidents being addressed first.

 .     Communicate progress toward incident resolution to the Licensee's designated support representative until all incidents have been closed.

 .   Promptly provide any and all updated software documentation for any Updates or Upgrades provided to the Licensee in accordance with this agreement. Licensee will receive access to an online documentation center which will include current AvantGo technical documentation and information.

2.    Updates and Upgrades.  AvantGo shall promptly make available to Licensee
      --------------------
any Updates and Upgrades to the Software at no extra charge, subject to the limitations explicitly set forth below in Section 4 below. AvantGo will make such Updates and Upgrades available to Licensee when AvantGo makes such Updates and Upgrades generally available to its other customers then covered by maintenance.

3.    Current Release. AvantGo's support obligations with respect to the
      ---------------
Software shall apply only to the most current release of the Software. AvantGo shall have the right, at any time after a particular release has been superseded by another release, to terminate support with respect to the superseded release upon giving not less than ninety (90) days notice to the Licensee.

4.    Limitations. Support does not include services for any failure or defect
      -----------
in the Software caused by any of the following: (a) the improper use, alteration, or damage of the Software by Licensee or persons other than AvantGo employees or consultants; (b) modifications to the Software not made or authorized by AvantGo; or (c) interaction between the Software and operating systems, database software and other software, when AvantGo has not approved such operating system, database software, and other software for use with the Software. In addition, AvantGo reserves the right to discontinue support any Software which has not been continuously supported by Licensee pursuant to AvantGo's then-current support and maintenance plan. If AvantGo agrees to remedy any errors or problems not covered by the terms of this Exhibit, Licensee shall pay AvantGo for all such work performed at AvantGo's then-current standard time and material rates.

5.    Licensee Responsibilities. In order for AvantGo to perform diagnostic
      -------------------------
testing and fault isolation with minimal system interruption, Licensee shall provide AvantGo with remote access to the Software at the Licensee Site experiencing an Error. Licensee agrees to notify AvantGo in writing promptly following the discovery of any Error. Further, upon discovery of an Error, Licensee agrees, if requested by AvantGo, to submit to AvantGo a list of output and any other data that AvantGo may reasonably require to reproduce the Error and the operating conditions under which the Error occurred or was discovered.

6.    Support Fees. Licensee shall pay AvantGo the annual support fee in order
      ------------
to receive the support services set forth in this Agreement. The current support fee is set at **% of Licensee Fee. The support fee may be changed from time to time upon notice by AvantGo.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.3  Taxes. The Licensee shall be responsible for, and shall indemnify and hold
     -----
AvantGo harmless from, all export, withholding, federal, state and local taxes, duties or excises arising out of the transactions contemplated by this Agreement, excluding only taxes based on AvantGo's net income.

5.4  Late Payments. All amounts which Licensee does not pay on a timely basis as
     -------------
required by this Agreement shall be subject to a late charge equal to one and one-half percent (1.5%) per month (or, if less, the maximum allowed by applicable law). In the event that any payment due hereunder is overdue, AvantGo reserves the right to suspend performance until such delinquency is corrected.

6.   Trademarks. Nothing in this Agreement shall be construed to be a grant to
     ----------
Licensee by AvantGo of any actual or implied license to use AvantGo's trademarks, trade names or service marks.

7.   Disclaimer of Warranties. THE SOFTWARE WILL BE PROVIDED "AS IS", AND
     ------------------------
AVANTGO SPECIFICALLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY,
NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION THEREWITH.

8.   Term and Termination.
     --------------------

8.1  Term. This Agreement shall become effective upon AvantGo's acceptance of
     ----
the applicable Purchase Order and shall continue in effect unless earlier terminated in accordance with this Section 8.

8.2  Default. If either party defaults in the performance of any of its
     -------
material obligations hereunder and such default is not corrected within (30) days after written notice thereof by the other party, then such other party, at its option, may terminate this Agreement by giving written notice of termination to the defaulting party.

8.3  Survival. Sections 1 and 4 through 15 shall survive any termination or
     --------
expiration of this Agreement.

8.4  Effect of Termination. Upon the termination of this Agreement, Licensee
     ---------------------
will promptly destroy or return to AvantGo all copies of the Software purchased hereunder and all AvantGo Confidential Information received hereunder.

9.   Indemnification.
     ---------------

9.1  Indemnity. AvantGo agrees, at its own expense as applicable, to defend or
     ---------
at its option to settle, any claim brought against Licensee for infringement of any United States copyright of any third party by the Software as delivered to the Licensee under this Agreement, provided that Licensee provides AvantGo with:
(a) prompt written notice of such claim; (b) control over the defense and settlement of such claim; and (c) proper and full information and assistance to settle and/or defend any such claim, (b) control over the defense and settlement of such claim; and (c) proper and full information and assistance to settle and/or defend any such claim. If an injunction is, or AvantGo believes in its sole discretion is likely to be, entered prohibiting Licensee from exercising its right to use the Software granted hereunder, AvantGo may, at its sole option and expense, (w) procure for Licensee the right to use the Software as provided herein; (x) replace the Software or a portion thereof with other non-infringing products; (y) modify the Software so that it is not infringing; or (z) accept return of the Software and terminate this Agreement. AvantGo will not be liable for any costs or expenses incurred by Licensee in connection with any claims subject to the terms of this Section without prior written authorization by AvantGo.

9.2  Exceptions. Notwithstanding the provisions of this Section 9.
     ----------
AvantGo assumes no liability for infringement claims arising from: (a) combination of the Software with other products not provided by AvantGo, if such infringement claims would not have arisen with respect to the Software standing alone; (b) any modifications to the Software unless such modifications was made by AvantGo; or (c) any intellectual property rights other than U.S. patent or copyright.

9.3  Limitation. The foregoing provisions of this Section 9 state the entire
     ----------
liability and obligations of AvantGo and the sole and exclusive remedy of Licensee, with respect to any actual or alleged infringement of any intellectual property right by the Software.

10.  Limitation of Liability.  IN NO EVENT SHALL AVANTGO BE LIABLE TO LICENSEE
     -----------------------
FOR LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OF LICENSEE. HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE, RESULTS OF USE, OR INABILITY TO USE, THE SOFTWARE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT WILL AVANTGO'S LIABILITY ARISING UNDER OR IN ANY WAY CONNECTED WITH THIS AGREEMENT EXCEED THE PAYMENTS ACTUALLY RECEIVED BY AVANTGO UNDER SECTION 5 ABOVE DURING THE PRECEDING TWELVE
(12) MONTH PERIOD.

11.  Confidentiality.
     ---------------

11.1 Nondisclosure. Licensee shall treat as confidential all Confidential
     -------------
Information, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential Information to any third party. Without limiting the foregoing, Licensee shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by AvantGo under this Agreement.

11.2 Exceptions. Notwithstanding the above, License shall not be liable to
     ----------
AvantGo with regard to any Confidential Information which Licensee can prove:
(a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of Licensee; (b) was known to Licensee, without restriction, at the time of disclosure; or (c) is disclosed with the prior written approval of AvantGo.

11.3 Return of Confidential Information. Upon expiration or termination of this
     ----------------------------------
Agreement, Licensee shall return all Confidential Information received from AvantGo.

11.4 Remedies. Licensee's breach of the restrictions contained in this Section
     --------
11 constitutes a material breach of this Agreement which may cause irreparable harm to AvantGo. Any such breach by Licensee shall entitle AvantGo to injunctive relief in addition to all legal remedies.

12.  Confidentiality of Agreement. AvantGo may publicly identify Licensee as a
     ----------------------------
Software user in presentations, press releases, on AvantGo's Site, advertising and marketing materials without Licensee's consent. Any press release to be issued by Licensee in connection with the terms and conditions or existence of this Agreement must be approved in advance by AvantGo.

13.  Export Restrictions. Licensee acknowledges and agrees that the Software is
     -------------------
subject to restrictions and controls imposed by the Export Administration Act and the Export Administration Regulations and other laws and regulations of the United States and any other applicable government or jurisdiction as enabled by the United States or such other government or jurisdiction from time to time ("the Acts"). Licensee hereby agrees to comply with such restrictions and controls as imposed by the Acts.

14.  U.S. Government Restrictions Rights. The Software is provided with
     -----------------------------------
RESTRICTED RIGHTS. Use, duplication, or disclosure by the United States Government or any of its agencies is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19. as applicable. Manufacturer is AvantGo, Inc./1700 S. Amphiett Blvd., Suite 300/San Mateo, CA 94402.

15.  General.
     -------

15.1 Governing Law and Jurisdiction. This Agreement shall be governed by and
     ------------------------------
interpreted in accordance with the laws of the State of California, without reference to conflicts of laws provisions. The parties hereby consent to the exclusive jurisdiction and venue of the state and federal courts of Santa Clara County, California.

15.2 Partial Invalidity. If any provision in this Agreement shall be found or be
     ------------------
held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then said provision shall be severed, solely in such jurisdiction, from the remainder of this Agreement, which shall remain in full force and effect.

15.3 Relationship of the Parties. AvantGo and Licensee are independent
     ---------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is it to be construed so as to constitute AvantGo and Licensee as partners or joint venturers with respect to this Agreement. Employees of any party remain employees of said party and shall at no time be considered agents of or to be obligated to render a fiduciary duty to the other party.

15.4 Waiver. The failure of any party to enforce at any time any of
     ------
the provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of any party to enforce each and every such provision thereafter. The express waiver by any party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

15.5 Assignment. Licensee may not assign or otherwise transfer in any way of
     ----------
Licensee's rights and/or obligations under or arising out of this Agreement without the prior written consent of AvantGo. AvantGo may assign its rights, privileges, and obligations, in whole or in part, under this Agreement without the consent of Licensee .

15.6 Entire Agreement. The terms and conditions contained in this Agreement,
     ----------------
including any hypertext links, Purchase Orders and applicable policies on the AvantGo Site, constitute the entire agreement between the parties and supersede any contradictory terms of any previous or subsequent Purchase Order submitted by Licensee and accepted by AvantGo, all previous agreements and understandings, whether oral or written, between the parties herein with respect to the subject matter hereof and thereof.

15.7 The Standard Support and Maintenance Plan below is incorporated herein by reference.

                    STANDARD SUPPORT AND MAINTENANCE PLAN
                    -------------------------------------

Definitions:
-----------

"Error" shall mean any verifiable and reproducible failure of the Software to
 -----
substantially conform to the Specifications for such Software. Notwithstanding the foregoing, "Error" shall not include any such failure that is caused by: (i) the use or operation of the Software with an application or in an environment other than that intended or recommended by AvantGo or (ii) modifications to the Software not made by AvantGo.

"Error Correction(s)" shall mean either a modification or addition to or
 -------------------
deletion from the Software that substantially conforms such Software to the then-current Specifications or a procedure or routine that, when observed in the regular operation of the Software eliminates any material adverse effect on Licensee of such Error.

1.   Service Responsibilities of AvantGo. In consideration of the maintenance
     -----------------------------------
and support fees in Section 6 below which are paid to AvantGo by the Licensee, AvantGo shall use commercially reasonable efforts to provide the following support services in accordance with the provisions of this Agreement:
 .    Provide Licensee technical support and information for AvantGo Software as related to Software use, configuration, maintenance, and troubleshooting. AvantGo is not responsible for technical support of or assistance with Licensee's custom developed consent or software used in conjunction with AvantGo Software.
 .    Provide access to technical support via telephone, electronic mail, online form submission, and facsimile. Licensee will designate two (2) Licensee support contacts to AvantGo. All Licensee technical support requests must originate from a Licensee designated support representative and must include a description of the problem, any pertinent log information, any error messages, AvantGo Software Version, server operating system version, make and model of hand held PC with operating system version and any other information as described in "Licensee Responsibilities" below. AvantGo Technical Support responses will be directed to the Licensee designated support representative.
 .    Confirm and provide initial response to support requests within one business day from time of submission.
 .    Actively manage problem prioritization and incident resolution. All open
  (unresolved) support requests (incidents) will be prioritized by the
  Licensee's designated support representative as either High Priority (AvantGo Software is not functioning at all and no work around is available), Medium Priority (AvantGo Software is functioning, however, the server operation is impaired, degraded, or not fully functional) or Low Priority (AvantGo Software is fully functioning but additional information or assistance is requested). AvantGo Technical Support will address all incidents in order of Priority with High priority incidents being addressed first.
 .    Communicate progress toward incident resolution to the Licensee's designated support representative until all incidents have been closed.
 .    Promptly provide any and all updated software documentation for any Updates of Upgrades provided to the Licensee in accordance with this agreement. Licensee will receive access to an online documentation center which will include current AvantGo technical documentation and information.

2.   Updates and Upgrades. AvantGo shall promptly make available to Licensee any
     --------------------
Updates and Upgrades to the Software at no extra charge, subject to the limitations explicity set forth below in Section 4 below. AvantGo will make such Updates and Upgrades available to Licensee when AvantGo make such Updates and Updates generally available to its other customers then covered by maintenance.

3.   Current Release. AvantGo's support obligations with respect to the Software
     ---------------
shall apply only to the most current release of the Software. AvantGo shall have the right, at any time after a particular release has been superseded by another release, to terminate support with respect to the superseded release upon giving not less than ninety (90) days notice to the Licensee.

4.   Limitations. Support does not include services for any failure or defect in
     -----------
the Software caused by any of the following: (a) the improper use, alteration, or damage of the Software by Licensee or persons other than AvantGo employees or consultants; (b) modifications to the Software not made or authorized by AvantGo; or (c) interaction between the Software and operating systems, database software and other software, when AvantGo has not approved such operating system, database software, and other software for use with the Software. In addition, AvantGo reserves the right to discontinue support any Software which has not been continuously supported by Licensee pursuant to AvantGo's then-current support and maintenance plan. Licensee pursuant to AvantGo's then-current support and maintenance plan. If AvantGo agrees to remedy any errors or problems not covered by the terms of this Exhibit, Licensee shall pay AvantGo for all such work performed at AvantGo's then-current standard time and material rates.

5.   Licensee Responsibilities. In order for AvantGo to perform diagnostic
     -------------------------
testing and fault isolation with minimal system interruption, Licensee shall provide AvantGo with remote access to the Software at the Licensee Site experiencing an Error. Licensee agrees to notify AvantGo in writing promptly following the discovery of any Error. Further, upon discovery of an Error, Licensee agrees, if requested by AvantGo, to submit to AvantGo a list of output and any other data that AvantGo may reasonably require to reproduce the Error and the operating conditions under which the Error occurred or was discovered.

6.   Support Fees. Licensee shall pay AvantGo the annual support fee in order to
     ------------
receive the support services set forth in this Agreement. The current support fee is set at 15% of Licensee Fee. The support fee may be changed from time to time upon notice by AvantGo.